BARRETT GROWTH FUND	WWW.BARRETTGROWTHFUND.COM	APRIL 13, 2007

Dear Fellow Shareholders:

In the third fiscal quarter ending March 31, 2007, the Barrett Growth Fund registered a flat return of 0.00%, trailing the Lipper peer group by one percentage point and the S&P 500 by two-thirds of one percentage point. Over the past fiscal year, the Fund continued to outperform is peer group but trail the S&P 500.

THE QUARTER IN REVIEW

It was a very bumpy, volatile quarter for the equity markets. By the end of the quarter, however, the markets stabilized and showed small gains. Much of the volatility in the markets was sparked by the deterioration in the U.S. housing and mortgage markets. Several publicly traded companies with deep exposure to the mortgage market suffered major declines, including at least one declared bankruptcy. The Fund was not directly affected by these problems, but the overall market made little progress over the past 3 months. Merger and acquisition activity continued at a rapid rate.

		Average Annual Return			Expenses
	Third			Since	Gross*	Net**
	Quarter	One-Year	Five-Year	Inception	Expenses	Expenses
Barrett Growth Fund	+0.00%	+4.80%	+3.86%	+2.10%	2.63%	1.25%
Lipper Large-Cap
Growth Funds Index1	+1.02%	+3.39%	+2.75%	(1.02%)
S&P 500® Index2	+0.64%	+11.83%	+6.27%	+3.27%

The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.

*
Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

**
Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2007 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged. Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged. Investors cannot invest directly in an index.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/NASD). Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc. (07-0418)

PERFORMANCE REVIEW

The five best and worst performing holdings during the quarter ending March 31, 2007 are shown below:

Best Performers		Worst Performers
1. MEMC Electronic Materials*	38.4%	1. UTi Worldwide Inc.	(17.8%)
2. Stryker Corp.	20.3%	2. United Natural Food Inc.	(14.7%)
3. Gilead Sciences Inc.	19.7%	3. Sysco Corp.	(8.0%)
4. XTO Energy, Inc.	18.1%	4. Citigroup	(7.8%)
5. Schlumberger Ltd.	9.8%	5. Autodesk Inc.	(7.1%)
* Since date of initial purchase

One of our recent purchases, MEMC Electronic Materials, was our best performing stock for the quarter. Several healthcare stocks, including Stryker and Gilead, also were notable contributors during the quarter. XTO Energy and Schlumberger also did well as the energy sector recovered in the quarter. Some of our smaller companies, such as UTi Worldwide, hurt performance in the quarter.

THE PORTFOLIO

Sector and industry returns were quite varied in the quarter. In the broad market, financials were the weakest sector while materials were the strongest. Consumer discretionary stocks were weaker than consumer staples as economists decreased their forecasts for economic growth this year.

Top Ten Holdings (Percent of Equity)
1.	Goldman Sachs Group Inc.	4.23%
2.	Hershey Foods Corp.	3.99%
3.	Morgan Stanley	3.81%
4.	Automatic Data Processing	3.56%
5.	Schlumberger Ltd.	3.44%
6.	Sysco Corp.	3.28%
7.	Genentech Inc.	3.17%
8.	Millipore Corp.	3.13%
9.	Procter & Gamble Co.	3.08%
10.	Citigroup	3.00%

Sector Weightings (Percent of Total Assets)

* Cash is approximately 4.3% of Total Assets

During the quarter we made several changes in the Fund holdings.

Cerner Corp. (CERN) is a technology company that sells hardware and software to the healthcare industry to improve their efficiency. The company sells its products and services worldwide to hospitals, physicians, pharmacies, and other providers. These products are geared to improve work flow and back office operations including financial systems and clinical data collection and access, as well as individual medical records at the point of care. We think the company’s earnings will continue to grow at superior rates as the complex and inefficient healthcare system employs more technology.

The Hershey Company (HSY) is the nation’s leading confectionary company. The company benefits from strong consumption trends in chocolate and is finally making a push into international markets. The company was hurt last year by rising commodity costs and recently announced a very significant cost reduction plan centered on manufacturing efficiencies that we think will lead to superior earnings growth. Several years ago the company was the target of takeover proposals at significantly higher values. As a result, we think the company remains undervalued.

MEMC Electronic Materials (WFR) is a leading global manufacturer of wafers to the semiconductor and solar industries. A shortage of polysilicon for solar usage, which is expected to last into the next decade, is leading to rising prices. We think MEMC will grow their earnings in excess of 20% over the next several years and will be recognized as a primary beneficiary of the growth in solar industry.

Tim Horton’s (THI) is the leading coffee and snack chain in Canada with some additional stores in the northern United States. The company was recently spun out of Wendy’s International, and we expect the company’s store base to continue to expand rapidly in Western Canada. The company possesses iconic brand status in Canada and is continuing to expand in the U.S. as well.

Morgan Stanley (MS) is one of the leading capital market financial firms in the world. After a change in management, the company is repositioning itself to emphasize their more profitable business lines. The company recently announced the proposed spin off of its Discover card business and the acquisition of several alternative asset firms. We expect the company’s profitability to reach the higher levels generated by their financial peers.

U.S. Bancorp (USB) is one of the leading super regional banks in the country, with banking operations in 24 states across the Midwest and West. The company’s management has been very shareholder friendly via share repurchases and dividend increases.

We sold several securities to make room for the purchases. In several cases we were simply taking profits in companies that we determined have less upside than the new purchases. These companies would include Developers Diversified, Microsoft, Medtronic, and General Electric. We also sold Biomet, which is being acquired and has little upside, and Western Union, which was spun out of First Data.

INVESTMENT OUTLOOK

We expect corporate earnings growth to slow more than we originally anticipated at the beginning of the year. Not only is economic growth expected to be less robust but two important sectors, financials and energy, are unlikely to show year over year earnings gains due to higher short term interest rates and lower commodity prices, respectively. We now expect earnings gains to be roughly one half of the double-digit gains posted last year. Once the market begins to look through the trough in this earnings cycle, we think stocks are likely to show more lift than they did in the most recent quarter.

We remain confident in the fundamentals of the companies held in the Fund. With our focus on companies with strong balance sheets, our holdings were not affected by the carnage in the mortgage market. Despite the economic slowdown, our companies have excellent opportunities for sustained growth, and we expect them to produce superior returns over the long term.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 4/13/07, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Investors should consider the risks, objectives, charges and expense of the Fund carefully before investing. The prospectus, which contains this and other information about the Fund, is available on www.barrettassociates.com. Investors should read the prospectus carefully before investing.

C/O US BANCORP FUND SERVICES, LLC 615 EAST MICHIGAN STREET MILWAUKEE, WI 53202 (877) 363-6333 WWW.BARRETTGROWTHFUND.COM